                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 18, 2004 in the Registration Statement (Form
S-1 No. 333-          ) and related Prospectus of Nalco Holding Company for the
registration of shares of its common stock.

/s/ Ernst & Young

Chicago, Illinois
August 26, 2004